UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting material pursuant to §240.14a-12

Bob Evans Farms, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

BOB EVANS FARMS TO BE ACQUIRED BY POST HOLDINGS

Dear Colleagues,

As you know, this year has brought a lot of changes. We successfully completed the addition of a fourth line to our Lima facility, adding more than 50 million pounds of capacity; went live with phase 2 of our Oracle implementation; successfully sold Bob Evans Restaurants to Golden Gate Capital, strengthening our company and market position; and acquired Pineland Farms Potato Company giving us additional capacity to fuel the growth of our industry leading refrigerated side dish business. Our team responded by producing record results in 2017 and the first quarter of our fiscal year 2018. This has not gone unnoticed in the consumer packaged goods industry, which has continued to consolidate.

Today, we want to fill you in on another development: our Board of Directors has approved our merger with Post Holdings. Post Holdings is a leading consumer packaged goods company headquartered in St. Louis, Missouri. This is great news for us and will only strengthen the amazing business all of you have been so instrumental in growing.

Why Post?

Post Holdings has a strong portfolio of complementary brands. Our business, which, as you know, has a great growth trajectory, will serve as a growth driver within Post Holdings. Together with Post, we will be a stronger, more diversified company with a broader portfolio of leading brands across important product categories. We feel confident that, as part of Post, we will be able to continue to produce the best tasting, highest quality products for our customers.

What Happens Next?

We expect the acquisition to be completed early in 2018, subject to regulatory review and approval by Bob Evans’ stockholders. Until then, we will continue to operate as a standalone business and you will see very few, if any, changes.

We will be holding a mandatory Town Hall later today and will have a conference call line available for those who cannot attend in person. We will have more information on integration plans over the next few months and will continue to keep you updated. Should you have any questions in the interim, please feel free to ask your supervisor or Devra Cornell at devra.cornell@bobevansfoods.com or (614) 409-2245.

I want to thank each of you for your hard work and dedication. As we enter our biggest selling season of the year, the holidays, it is more important than ever for us to show the kind of company we are by executing at the highest level and providing our consumers with the best tasting, quality products they have come to expect from us.

Each and every one of you has played a significant role in the success and growth we are seeing today. You should be proud of the company we have created and, no matter what, our best days are still ahead of us.

Best regards,

Mike Townsley

President and CEO

Additional Information and Where to Find It

In connection with the proposed merger, Bob Evans intends to file a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). BOB EVANS STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING ANY DEFINITIVE PROXY STATEMENT, FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE

MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement will be mailed to stockholders of Bob Evans. Investors and security holders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (when they become available) at the Bob Evans website, www.bobevansgrocery.com, under the heading “Investors.”

Participants in the Solicitation

Bob Evans, Post and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Bob Evans in connection with the proposed merger. Information regarding Post’s directors and executive officers is included in Post’s Annual Report on Form 10-K for the year ended September 30, 2016, filed with the SEC on November 18, 2016 and the proxy statement for Post’s 2017 Annual Meeting of Shareholders, filed with the SEC on December 8, 2016. Information regarding Bob Evans’ directors and executive officers is included in the Bob Evans Annual Report on Form 10-K for the fiscal year ended April 28, 2017, filed with the SEC on June 15, 2017 and the proxy statement for Bob Evans’ 2017 Annual Meeting of Stockholders, filed with the SEC on July 14, 2017. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this document are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There is no assurance that the acquisition of Bob Evans by Post will be consummated and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the ability and timing to obtain the approval of Bob Evans’ stockholders and required regulatory approvals and to satisfy other closing conditions to the merger agreement; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; adverse effects on Bob Evans’ common stock or Post’s common stock because of the failure to complete the proposed transaction; Bob Evans’ or Post’s respective businesses experiencing disruptions from ongoing business operations due to transaction-related uncertainty or other factors making it more difficult than expected to maintain relationships with employees, business partners or governmental entities, both before and following consummation of the transaction; Bob Evans and Post being unable to promptly and effectively implement integration strategies and obtain expected cost savings and synergies within the expected timeframe; Post’s ability to retain certain key employees at Bob Evans; significant transaction costs which have been and may continue to be incurred related to the proposed transaction; and other risks and uncertainties described in Bob Evans’ and Post’s filings with the Securities and Exchange Commission. Bob Evans and Post caution readers not to place undue reliance on any forward-looking statements. These forward-looking statements represent Bob Evans’ and Post’s judgment as of the date of this document, and Bob Evans and Post undertake no obligation to update or revise them unless otherwise required by law.